Exhibit 99.1

Quality Assets. Disciplined Management.







Investor Presentation

www.sanchezpp.com

April 2015

SANCHEZ PRODUCTION PARTNERS

SPP LISTED NYSE MKT

Legal Disclaimers

Forward-Looking Statements This presentation contains forward–looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; acquisition strategy; financial strategy; ability to resume, maintain and grow distributions; drilling locations; oil, natural gas and natural gas liquids reserves; realized oil, natural gas and natural gas liquids prices; production volumes; lease operating expenses, general and administrative expenses and development costs; future operating results; and plans, objectives, expectations, forecasts, outlook and intentions. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.

The forward–looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by the management of our general partner. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward–looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward–looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward–looking statements due to factors listed in the “Risk Factors” section in our Securities and Exchange Commission (“SEC”) filings and elsewhere in those filings. All forward–looking statements speak only as of the date of this presentation. We do not intend to publicly update or revise any forward–looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Oil and Gas Reserves The SEC requires oil and gas companies, in filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Investors are urged to consider closely the disclosure in Sanchez Production Partners’ Annual Report on Form 10-K for the most recent fiscal year.

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SPP Investment Highlights

Successful Conversion to MLP With Unique Sponsorship	◆ Integrated through Services Agreements with Sanchez Oil & Gas Corp. ("SOG") ◇ Successful oil and gas company with a robust operational platform and deal flow ◇ Committed to building a sustainable and attractive MLP
Focused on Sustainable Growth With Emphasis on FCF Generation	◆ Large-scale acquisitions and recapitalization central to resuming distributions ◆ Targeting PDP reserves, minimal maintenance capital requirements, and low overhead
Visibility of Growth Opportunities from SOG Relationship	◆ Leveraging SOG's operational platform, service relationships, and deal flow ◆ Joint bid opportunities ◆ "Right sized" transactions with other third parties
Legacy Assets Provide Solid Base to Build From	◆ Positive FCF supported by: ◇ Diverse legacy asset base with production decline rates ranging from 8% to 30% ◇ Hedging activity aimed at certainty of cash flows over time
Experienced and Disciplined Management Team	◆ Senior management team averages over 20 years of industry experience ◆ SOG's platform of over 200 full-time employees includes 46 technical staff/engineers

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12/31/14 Pro Forma[1]

Proved Reserves:	21,036 MBOE
% PDP:	84%
% Natural Gas:	72%
% Oil/Liquids:	28%
Proved R/P Ratio:	10.6 Years


Central Kansas Uplift
Cherokee Basin
Woodford Shale
Eagle Ford Shale
Gulf Coast
SPP Legacy Assets
SPP Eagle Ford Acquisition
(Closed March 31, 2015)

(1) Includes SPP Eagle Ford Acquisition, which closed March 31, 2015; Reserve values are estimates as of December 31, 2014 based on forward prices, as noted on Slide 11

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SPP's Corporate Transition

- **Q2 2014**: Executed Services Agreements with SOG and Related Companies
- **Q3 2014**: Completed Rebranding ("CEP" to "SPP")
- **Q1 2015**: Converted from LLC to GP/LP; Closed SPP Eagle Ford Acquisition
- **2015**: Identify/Pursue Acquisitions and Other Opportunities
- **2015+**: Identify/Pursue Acquisitions and Other Opportunities; Raise Capital

The Path to Distributions

SPP's Vision

Growth	◆ Production growth achievable primarily through acquisitions, which may source from: ❖ SOG's operational platform and service relationships ❖ Joint bid opportunities identified by SOG ❖ "Right-sized" transactions with other third parties ◆ Portfolio optimization focus aimed at minimizing maintenance capital requirements
Distributions	◆ Dependent upon the partnership's ability to execute one or more large-scale acquisitions, which may include transactions with companies to which SOG provides services, and recapitalization ◆ Per the Partnership Agreement: ❖ Incentive Distribution Rights ("IDRs") have been granted to SP Holdings, LLC ❖ IDRs are intended to provide an incentive to grow the partnership and distributions over time ❖ A Minimum Quarterly Distribution of $0.05/unit must be achieved before the IDR holder receives cash pursuant to the IDRs
Financial Stability	◆ Target Debt / Adjusted EBITDA of < 3.0x ◆ Target distribution coverage of 1.2x ◆ Target borrowing base utilization of < 80%
SOG Integration	◆ Implementation of the Services Agreements is complete ◆ Continuing integration efforts are aimed at business development, capital efficiency, and operational efficiencies
Cost Containment	◆ G&A savings are anticipated from the Services Agreements over time ◆ Savings expected to accelerate as integration continues ◆ SPP targets annual G&A cost of $6.25 MM

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Eagle Ford Acquisition

SPP
LISTED
NYSE MKT

Overview

◆ Seller	Wholly-owned subsidiary of Sanchez Energy Corp ("SN")
◆ Purchase Price	$85.0 million (subject to normal and customary closing adjustments)
◆ Consideration Provided	$83.0 million in cash and $2.0 million in equity, consisting of 1,052,632 common units of SPP (~ 3.3% of SPP's total common units outstanding as of April 1, 2015)
◆ Effective Date	January 1, 2015
◆ Closing Date	March 31, 2015
◆ Assets	59 non-operated wellbores and associated interests in the Palmetto Field in Gonzales County, Texas, including oil and natural gas hedges for the period Mar-15 through Dec-19
◆ Proved Reserves	Approximately 5.2 MMBoe; 84% liquids; 100% proved developed producing[1]
◆ Escalating Working Interest	Average approximate working interest of 18.2% effective 1/1/2015; escalates to 26.1% effective 1/1/2016; 33.5% effective 1/1/2017; 40.6% effective 1/1/2018; and 47.5% effective 1/1/2019 and for the remaining life of the wellbores
◆ Average Daily Net Production	~ 1,000 Boe/d over the next five years
◆ Financing Overview[2]	$16.3 MM Class A Preferred units (net, private placement) $ 2.0 MM common units (issued to seller) $65.3 MM available cash and borrowings under SPP's credit facility

(1) Based on estimates using the forward strip as of January 9, 2015
(2) Based on an adjusted purchase price of $83.6 MM at closing; SPP was $106.0 MM drawn on its credit facility, which has a borrowing base of $110.0 MM, at closing

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Transaction Structure

- Transaction structured to offset natural production declines, minimize maintenance capital requirements, and maintain more stable cash flows over the life of the asset
- Escalating working interests "levelize" production to SPP in years 1 - 5
- Hedges covering a high percentage of production in years 1 - 5, executed by SN, were novated to SPP at closing

SPP PDP
PDP Total


MBOE Per Year
SN Owns
SPP Owns
SPP's WI Increases Annually, Which (When Applied To Production Total) Yields Flat SPP Production In Years 1-5
Year =
1
2
3
4
5

Effective Date:	Jan. 1 2015	Jan. 1 2016	Jan. 1 2017	Jan. 1 2018	Jan. 1 2019	2020	2021	2022	2023	2024+
Avg. Working Interest	18.2%	26.1%	33.5%	40.6%	47.5%	47.5%	47.5%	47.5%	47.5%	47.5%
Avg. Net Revenue Interest	13.2%	18.9%	24.2%	29.4%	34.3%	34.3%	34.3%	34.3%	34.3%	34.3%
% PDP Total Shown Above	33.1%	50.7%	66.2%	80.9%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%
Hedges as a % of SPP Production (PDP)*	95.0%	90.0%	85.0%	85.0%	80.0%					

* Factors shown exclude natural gas liquids production

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Transaction Benefits

- Initiates a business development relationship with SN, a company that has a substantial inventory of producing assets with characteristics favorable to the MLP model

- Promotes sustainable growth
  - Non-operated, proved developed producing assets with low overhead requirements
  - Escalating working interest structure yields flat production to SPP in years 1 – 5 of the asset's production life cycle, which minimizes maintenance capital requirements
  - Novated hedges on a high percentage of production creates certainty of cash flow

- Paves the way for asset rotation strategies aimed at achieving G&A cost savings and a focus on higher return investment opportunities over time

- Facilitates a step-change in SPP's bank group, which may provide opportunities to:
  - Access capital markets
  - Further expand SPP's borrowing base
  - Expand analyst coverage
  - Expand hedge execution capabilities

- Sets the stage for other similar and potentially larger transactions in 2015 and beyond, which will be key to recapitalizing SPP and resuming distributions to unitholders

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Pro Forma Reserves


SPP Legacy Assets
SPP Eagle Ford Acquisition
Combined Assets
PDP MBOE
1,385.4
42.5
4,516.0
+
827.8
812.7
3,514.0
=
5,343.8
4,899.4
855.2
Oil
NGL
NG
Total: 5,943.9 MBOE
Total: 5,154.5 MBOE
Total: 11,098.4 MBOE
Net Revenue
46.2%
53.2%
0.6%
+
7.5%
6.7%
85.8%
=
27.3%
4.0%
68.7%
Oil
NGL
NG
PDP By Area
13%
13%
74%
+
100%
=
46%
40%
7%
7%
Cherokee Basin
Gulf Coast
Other
Eagle Ford

SPP Legacy Asset reserve values are estimates as of December 31, 2014 based on forward prices as of that day; SPP Eagle Ford Acquisition reserve values are estimates as of December 31, 2014 based on forward prices as of January 9, 2015; numbers may not add due to rounding

SPP LISTED NYSE MKT

Portfolio Overview

Sanchez Production Partners LP

SPP Legacy Assets

- Cherokee Basin operated and non-operated assets were acquired in three separate transactions in 2007
  - Assets include SPP's concession agreement with the Osage Nation in Osage County, OK
- Gulf Coast non-operated assets were acquired from Sanchez Energy Partner I, LP in 2013
- "Other" non-operated assets include:
  - Woodford Shale assets acquired in 2008
  - Central Kansas Uplift assets acquired in 2010



Central Kansas Uplift
Cherokee Basin
Woodford Shale
Houston, Texas
Headquarters
Eagle Ford Shale
Gulf Coast

SPP Eagle Ford Acquisition

- Closed March 31, 2015
- Purchased from Sanchez Energy Corp.
- Escalating working interest in 59 non-operated wellbores in Gonzales County, TX
- Production of ~1,000 BOE/d anticipated over years 1-5; declines characteristic of E&P MLP assets thereafter
- Transaction financed with preferred equity raised in a private placement, common units, borrowings under SPP's credit facility, and available cash

Asset Area:	Legacy Assets	Eagle Ford Shale	Pro Forma
Proved Reserves:			
– Total Proved	15,881 MBOE	5,155 MBOE	21,036 MBOE
– % Proved Developed	78%	100%	84%
– Natural Gas	86 Bcfe (90%)	5 Bcfe (16%)	90 Bcfe (72%)
– Oil/Liquids	1,624 MBbl (10%)	4,327 MBbl (84%)	5,951 MBbl (28%)
– R/P Ratio	9.8 Years	14.1 Years	10.6 Years
Probable Reserves	16,036 MBOE	--	16,036 MBOE
Net Acres	~ 730,000 (1)	(Wellbores Only)	~ 730,000

SPP Legacy Asset reserve values are estimates as of December 31, 2014 based on forward prices as of that day; SPP Eagle Ford Acquisition reserve values are estimates as of December 31, 2014 based on forward prices as of January 9, 2015; numbers may not add due to rounding

* Includes ~560,000 acres in Osage County under the company's concession agreement with the Osage Nation

SPP LISTED NYSE MKT

Hedge Program[1]

- SPP intends to hedge a high percentage of PDP for up to five years
- SPP hedged a high percentage of acquired production at closing
- SPP's hedge strategy primarily utilizes swaps and costless collars, as warranted by market conditions
- Hedges executed with SPP's lenders and subject to limitations in the partnership's reserve-based credit facility

	Balance 2015	2016	2017	2018	2019
Hedges on SPP Legacy Assets					
Natural Gas Hedges[2]					
$/MMbtu	4.26	4.21			
MMbtu	3,697,751	3,795,032			
Crude Hedges[2]					
$/Bbl	91.05	85.64			
Bbl	212,133	214,970			
Combined Hedges					
*% 2015 Production Forecast, SPP Legacy Assets**	79%	66%			
Hedges on SPP Eagle Ford Acquisition Assets[3]					
Natural Gas Hedges[2]					
$/MMbtu	2.81	3.21	3.52	3.58	3.62
MMbtu	261,100	313,524	296,048	295,683	277,888
Crude Hedges[2]					
$/Bbl	56.85	62.60	64.80	65.40	65.65
Bbl	190,040	226,269	213,003	212,555	199,768
Combined Hedges					
*% Production (PDP), SPP Eagle Ford Assets**	95%	90%	85%	85%	80%

(1) As of February 28, 2015
(2) NYMEX swaps
(3) Novated from SN to SPP March 31, 2015

* Factors shown exclude natural gas liquids production

NOTE: The company accounts for derivatives using the mark-to-market accounting method

SPP LISTED NYSE MKT

Unique Sponsorship

SPP LISTED NYSE MKT

SOG's Operational Platform

**Sanchez Oil & Gas Corporation ("SOG")
provides a robust, full service oil and gas operational platform**

- Experienced Management: senior management team averages over 20 years of industry experience
- Technical Expertise: employs over 200 full-time employees, including 46 technical staff/engineers
- Operational Expertise: drilled or participated in over 1,000 wells during its 40 year history
- Significant Financial Resources: Raised over $1 billion in 2014 for drilling and acquisitions
- Active Business Development: Dedicated business development team screens ~150 acquisition opportunities each year


Sanchez Oil & Gas
Operations
Financial
Executive
Land & Mineral Management
Geology & Geophysics
Engineering
Marketing
Field Operations
Administration
Capital Markets
Risk Management
Accounting & Financial Reporting
Treasury
Management

SOURCE: Sanchez Oil & Gas Corporation

SPP's Growth Potential

SANCHEZ PRODUCTION PARTNERS

SOG's Operational Platform and Service Relationships	Joint Bid Opportunities Identified By SOG	"Right-Sized" Transactions w/Other Third Parties
◆ SOG provides services to companies that have developed an extensive inventory of PDP assets with attractive MLP characteristics ◆ Transactions among these companies may facilitate growth strategies by promoting capital efficiency	◆ SOG has managed five major acquisitions since 2013 for ~ $1.1 Billion ◆ Joint bids can facilitate the parsing of asset packages to achieve capital efficiency and, therefore, provide a competitive advantage ◆ Extends SPP's reach into transactions previously viewed as unattainable due to size and scope	◆ SPP's "right-sized" asset focus provides a relative advantage in identifying and pursuing transactions with third parties that may stem from: – Forced asset sales resulting from the recent downturn in commodity markets – Efforts by shale producers to fund gaps in capital budgets as commodity markets recover over time

SPP's Acquisition Strategy

- SPP's acquisition strategy is focused on mature oil and gas properties with stable, long-lived production, shallow decline rates, and minimal maintenance capital requirements
  - Acquisitions are an important part of SPP's strategy to resume, maintain and grow distributions over time
  - Extends SPP's reach into transactions previously viewed as unattainable due to size and scope
  - Key acquisition traits for SPP include:
    - High percentage of proved developed oil and natural gas reserves
    - Long-lived, stable production
    - Low-risk drilling opportunities
    - Other integrated assets
  - SPP intends to reduce the impact of commodity price volatility on cash flows by hedging production up to five years on acquired assets



Acquisition Pipeline
SOG screens ~150 opportunities annually
Evaluate ~35-50
Bid ~25-40
Close ~2-5

SPP LISTED NYSE MKT